                                                      EXHIBIT 10.2
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                              DIRECTOR RESIGNATION

December 7, 2006

Proliance International, Inc.
100 Gando Drive
New Haven, CT  06513
Attention: Chairman of the Board of Directors

Dear Sir:

In accordance with the Board Policy on Director Elections of Proliance
International, Inc. (the "Corporation"), I hereby tender my resignation as a director of the Corporation, provided that this resignation shall be effective only in the event that: (i) the number of votes cast against my election and the number of votes withheld from my election exceed, in the aggregate, the number of votes cast for my election at the next meeting of the stockholders of the
Corporation at which my seat on the Board will be subject to election (the
"Applicable Annual Meeting") and (ii) the Board accepts this resignation within ninety (90) days following the triggering event provided in clause (i) of this sentence. Notwithstanding the foregoing, such resignation shall not take effect in the case of a "contested election", which is defined as any meeting of stockholders for which (i) the Secretary of the Corporation receives a notice that a stockholder has nominated a person for election to the Board in compliance with the advance notice requirements for stockholder nominees for director set forth in the Corporation's Amended and Restated Bylaws and (ii)
such nomination has not been withdrawn by such stockholder on or prior to the day next preceding the date the Corporation first mails its notice of meeting for such meeting to the stockholders.

If I am re-elected at the Applicable Annual Meeting and the number of votes cast for my election exceed the number of votes cast against my election and the number of votes withheld from my election, in the aggregate, this resignation will be deemed withdrawn upon my re-election. However, if the number of votes cast against my election and the number of votes withheld from my election, in the aggregate, exceed the number of votes cast for my election at the Applicable
Annual Meeting, and such Applicable Annual Meeting is not a contested election, this resignation will remain in effect following such meeting but will be deemed withdrawn if and when the Board decides not to accept this resignation or upon expiration of the applicable ninety (90) day period. This resignation may not be withdrawn by me at any time other than as specifically set forth herein.

                                   Very truly yours,

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                                   [Signature]

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                                   [Print Name]